                                                   As filed pursuant to Rule 497
                                                under the Securities Act of 1933
                                         Registration Nos. 33-86642 and 811-8874



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
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                          VARIABLE ANNUITY ACCOUNT FOUR
                               SUPPLEMENT TO THE:

                   ANCHOR ADVISOR VARIABLE ANNUITY PROSPECTUS
                                   V-1732-PRO
                                DATED MAY 3, 2004

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The following replaces the INVESTMENT CHARGES section located on page 16 of the prospectus:


INVESTMENT CHARGES

        INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

        12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 0.25% fee applicable to Class II shares of Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and the 0.15% fee applicable to Class 2 shares of the Anchor Series Trust and SunAmerica Series Trust is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the underlying portfolios.

DATE: December 30, 2004


                Please keep this Supplement with your Prospectus.


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